AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® I
PLATINUM INVESTOR® VIP
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTOR®
PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY
VARIABLE ANNUITY CONTRACTS

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTOR®
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY
VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED JANUARY 26, 2009
TO POLICY AND CONTRACT PROSPECTUSES

          American General Life Insurance Company and The United States Life Insurance Company in the City of New York (hereinafter referred to collectively as the "Companies") are amending their respective variable universal life insurance policy prospectuses (the "Policies") and variable annuity contract prospectuses (the "Contracts") for the purpose of providing you with information regarding the proposed merger of the J.P. Morgan Series Trust II (the "Series Trust II") Small Company Portfolio ("Small Company Portfolio") into the JPMorgan Insurance Trust ("Insurance Trust") Small Cap Equity Portfolio ("Small Cap Equity Portfolio") (the "Merger"). With respect to the Merger, it is anticipated that the Small Company Portfolio will be the accounting and performance information survivor of the Merger.

          The Companies have received notification that the Boards of Trustees of the Insurance Trust and the Series Trust II have approved the proposed merger transaction. The Merger is subject to a number of conditions, including approval by shareholders at a meeting expected to be held on or about April 1, 2009. The Merger, if approved by the shareholders of Small Company Portfolio is expected to close on or about April 24, 2009 ("Closing Date").

          On the Closing Date, the Insurance Trust Small Cap Equity Portfolio will become available as an investment option under the Policies and Contracts.

          After 4:00 p.m. Central Time ("CT") on the Closing Date, all Policy owner accumulation values or Contract owner account values in the subaccount supported by the Small Company Portfolio investment option will be automatically transferred into the Insurance Trust Small Cap Equity Portfolio investment option. Only the underlying Portfolio will change, not the investment option itself.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Small Company Portfolio after 4:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 4:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          Also after 4:00 p.m. CT on the Closing Date, the name of the Small Cap Equity Portfolio will change to the Insurance Trust Small Cap Core Portfolio (if the Merger is approved).

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Small Company Portfolio investment option.

          If you have any questions, please contact our Variable Universal Life Administrative Center at 1-800-340-2765 with regard to your Policy and our Variable Annuity Administrative Center at 1-800-360-4268 with regard to your Contract.